UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered(1)
Common Stock, par value $0.01 per share	MDRX	Nasdaq Global Select Market
Preferred Stock Purchase Rights		Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)

On February 27, 2024, Veradigm Inc. (the “Company”) received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel determined to delist the Company’s common stock, par value $0.01 per share (“Common Stock”) from Nasdaq. Trading in the Company’s Common Stock was suspended effective February 29, 2024.

Item 8.01	Other Events.

As previously disclosed, The Nasdaq Stock Market LLC (“Nasdaq”) has suspended the trading of the common stock, par value $0.01 per share (“Common Stock”), of Veradigm Inc. (the “Company”) effective February 29, 2024 (the “Delisting Event”).

Pursuant to the Indenture, dated as of December 9, 2019 (as supplemented on February 5, 2024, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, successor in interest to U.S. Bank National Association, as trustee, relating to the Company’s 0.875% Convertible Senior Notes due 2027 (the “Notes”), the Delisting Event constituted a Fundamental Change (as defined in the Indenture).

On March 14, 2024, the Company delivered a Fundamental Change Company Notice (as defined in the Indenture) to the holders of the Notes (“Noteholders”) providing that the Noteholders may exercise repurchase rights to require the Company to repurchase such Noteholders’ Notes on April 5, 2024.

On April 10, 2024, the Company reported that no Noteholders elected to exercise such repurchase rights. Accordingly, all of the Notes remain outstanding.

In connection with the foregoing, each of the privately negotiated capped call arrangements, previously entered into by and between the Company and each of JPMorgan Chase Bank, National Association, New York Branch, Wells Fargo Bank, National Association, Bank of America, N.A. and Deutsche Bank AG, London Branch in connection with the Notes, have been terminated, and, as part of such termination, the Company received an aggregate of approximately 912,000 shares of Common Stock. As of April 9, 2024, the Company had 107,639,978 shares of Common Stock outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date: April 10, 2024	By:	/s/ Eric Jacobson
Eric Jacobson
Senior Vice President, Deputy General Counsel and Corporate Secretary